Contingencies	9 Months Ended	12 Months Ended
	May 31, 2020	Aug. 31, 2019
Contingencies
Contingencies

Note 9: Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will be resolved only when one or more future events occur or fail to occur. The Company’s management, in consultation with its legal counsel as appropriate, assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.

During the ordinary course of business, the Company is subject to various claims and litigation. Management believes that the outcome of such claims or litigation will not have a material adverse effect on the Company’s financial position, results of operations or cash flow.

Convertible Note Related Litigation

During 2019, three of the Company’s note holders filed legal complaints.  During the nine months ended May 31, 2020 all Convertible Note related litigation was resolved as follows:

Alpha Capital v. ShiftPixy, Inc.

On July 3, 2019, the Company was served with a complaint filing by Alpha Capital Anstalt (“ACA”) in the United States District Court, Southern District of New York alleging breach of contract in refusing to honor the conversion of certain convertible notes, specifically one for $310,000  submitted on June 20, 2019. ACA sought an injunction requiring the Company to issue 25,000 shares of common stock, damages for the claimed breaches, and attorneys’ fees. In August 2019, the court denied the motion for a preliminary injunction but granted accelerated discovery which was completed in September 2019. As of November 30, 2019, the Company had convertible notes outstanding with ACA for approximately $1.7 million consisting of $0.3 million of the June 2018 Notes, $0.2 million of the December 2018 Notes and $1.2 million of the March 2019 Notes. In January 2020, Alpha was awarded a judgement for $500,000 consisting of the $310,000 of notes and $190,000 of damages and accrued interest of $51,000. On January 16, 2020 Alpha Capital converted all remaining June 2018 Note and December 2018 Note balances at $12.20 per share. On January 20, 2020, the Company paid the damages award including interest in cash and resolved the litigation.

Dominion Capital LLC v. ShiftPixy, Inc.

On July 18, 2019, the Company was served with a complaint filing by Dominion Capital LLC ("Dominion") in the United States District Court, Southern District of New York alleging breach of contract in refusing to honor the conversion of certain convertible notes. Dominion sought injunctive relief, injunction to prohibit buyback, breach of contract on the June 2018 Notes, the December 2018 Notes, and the March 2019 Notes, and declaratory judgment. In August 2019, the court denied the motion for a preliminary injunction but granted accelerated discovery which was completed in September 2019.   On January 22, 2020, the Company settled all claims and repaid all remaining notes and cancelled all related warrants by issuing 83,593 shares of common stock on the date of issuance and paid cash of $1,322,000.

MEF I, LP v. ShiftPixy, Inc.

On August 27, 2019, MEF I, LP (“MEF”) filed a complaint in the United States District Court, Southern District of New York. MEF sought monetary relief of $2.1 million and to appoint themselves as receiver of the Company. As of August 31, 2019, the Company had convertible notes outstanding to MEF at approximately $0.7 million face value consisting of approximately $0.5 million and $0.2 million for the June 2018 Notes and the December 2018 Notes, respectively. In November 2019, the Company filed a motion in response to the receiver request. On January 17, 2020, the Company and MEF I settled all claims,  pursuant to which the Company repaid all note principal remaining, accrued damages, and accrued interest and cancelled the June 2018 Warrants with the issuance of 20,000 shares of common stock and payment of $725,000 in cash.

See also Note 5 above.

Kadima Ventures

The Company is in  a dispute with its former software developer, Kadima Ventures (“Kadima”), over incomplete but paid for software development work. In May 2016, the Company entered into a contract with Kadima for the development and deployment of user features that were proposed by Kadima for an original build cost of $2.2 million to complete. This proposal was later revised upward to approximately $7.2 million to add certain features to the original proposal. As of the date of this Report, the Company has paid approximately $11 million to Kadima, but has never been provided access to the majority of the promised software. Kadima refused to continue development work, denied access to developed software, and refuses to surrender to the Company any software that it has developed unless the Company pays an additional $12.0 million above the $11.0 million already paid. In addition to the non-delivery of the paid for user features, Kadima asserts that it is owed additional funds to turn over the work completed. In April 2019, Kadima filed a complaint against the Company in the Superior Court of the State of Arizona, Maricopa County, alleging claims for breach of contract, promissory estoppel and unjust enrichment, and seeking damages in excess of $11.0 million.  The Company vigorously disputes and denies each of Kadima’s claims, including that it owes any sums to Kadima, and further believes that it is entitled, at a minimum, to a refund of a substantial portion of the sums that it has already paid, along with the release of the software modules currently being withheld. In June, 2020 the Company engaged in mediation discussions with Kadima in an attempt to resolve the matter, which was unsuccessful. On July 14, 2020 the  Company filed an answer to Kadima’s complaint, which denied Kadima’s claims and asserted counter-claims for breach of contract and fraud.

Splond Litigation

On April 8, 2019, claimant, Corey Splond, filed a class action lawsuit, on behalf of himself and other similarly situated individuals, in the Eighth Judicial District Court for the State of Nevada, Clark County, naming the Company and its client as defendants, and alleging violations of certain wage and hour laws. This lawsuit is in the initial stages,  and the Company denies any liability. Even if the plaintiff ultimately prevails, the potential damages recoverable will depend substantially upon whether the Court determines in the future that this lawsuit may appropriately be maintained as a class action.  Further, in the event that the Court ultimately enters a judgment in favor of plaintiff, the Company believes that it would be contractually entitled to be indemnified by its client against at least a portion of any damage award.

Note 14: Commitments and Contingencies

Software License

The Company licenses software from a third party for utilization in its mobile application and HRIS system. The license agreement is for three years and contains an annual escalation beginning in May 2020. The license is month to month and is cancelable but is subject to a cancellation penalty calculated as 30% of the remaining contracted license payments if cancelled by the Company. Future minimum license payments under the license agreement at August 31, 2019, are as follows:

Years ended August 31,
2020	$922,000
2021	1,015,000
2022	817,000
Total minimum payments	$2,754,000

Operating Lease

Effective April 15, 2016, the Company entered into a non-cancelable five-year operating lease for its Irvine facility. On July 25, 2017, the Company entered into a non-cancelable operating lease for expansion space at its Irvine offices with a termination date that coincides with the termination date of the prior lease and extended the terms of the original lease to extend until 2022. The leases for certain facilities contain escalation clauses relating to increases in real property taxes as well as certain maintenance costs.

Future minimum lease payments under non-cancelable operating leases at August 31, 2019, are as follows:

Years ended August 31,
2020	$382,000
2021	382,000
2022	319,000
Total minimum payments	$1,083,000

Non-contributory 401(k) Plan

The Company has a non-contributory 401(k) Plan (the “401(k) Plan”). The 401(k) Plan covers all non-union employee who are at least 21 years of age and have completed 3 months of service. There were no employer contributions to the Plan for the years ended August 31, 2019 and 2018.

Share Repurchase Plan

On July 9, 2019, the Company’s Board of Directors authorized the repurchase of up to 250,000 shares of its outstanding common shares as market conditions warrant over a period of 18 months. The Company has not implemented the share repurchase plan to date and has not repurchased any shares under the plan.

Litigation

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will be resolved only when one or more future events occur or fail to occur. The Company’s management, in consultation with its legal counsel as appropriate, assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.

During the ordinary course of business, the Company is subject to various claims and litigation. Management believes that the outcome of such claims or litigation will not have a material adverse effect on the Company’s financial position, results of operations or cash flow.

Convertible Note related litigation:

During 2019, three of the Company’s note holders have filed complaints:

Alpha Capital v. ShiftPixy, Inc.

On July 3, 2019 ShiftPixy was served with a complaint filing by Alpha Capital Anstalt (ACA) in the United States District Court, Southern District of New York alleging breach of contract in refusing to honor the conversion of certain convertible notes, specifically one for $310,000 submitted on June 20, 2019. ACA sought an injunction requiring the Company to issue 25,000 common shares, damages for the claimed breaches, and attorney’s fees. In August 2019, the court denied the motion for a preliminary injunction but granted accelerated discovery which was completed in September 2019. As of August 31, 2019, the Company had convertible notes outstanding with ACA for approximately $1.7 million consisting of $0.3 million of the June 2018 series, $0.2 million of the December 2018 series and $1.2 million of the March 2019 series.

Dominion Capital LLC v. ShiftPixy;

On July 18, 2019 ShiftPixy was served with a complaint filing by Dominion Capital LLC in the United States District Court, Southern District of New York alleging breach of contract in refusing to honor the conversion of certain convertible notes. Dominion sought injunctive relief, injunction to prohibit buyback, breach of contract on the June 2018, December 2018, and March 2019 notes, and declaratory judgment. In August 2019, the court denied the motion for a preliminary injunction but granted accelerated discovery which was completed in September 2019. As of August 31, 2019, the Company had convertible notes outstanding with Dominion for approximately $1.5 million consisting of $0.7 million of the June 2018 series, $0.2 million of the December 2018 series and $0.6 million of the March 2019 series.

Both ACA and Dominion have filed for summary judgment on their cases. The court referred those motions to a magistrate judge for a report and recommendation, and the magistrate judge filed his report on November 22, 2019, recommending that the court enter judgment for money damages in both cases consistent with the amounts accrued for by the Company, denying permanent injunctive relief, and granting declaratory relief with respect to the stock buyback program. The Company is awaiting a response from the court as of the date of this filing.

MEF I, LP v. ShiftPixy, Inc.;

On August 27, 2019 MEF filed a complaint in the United States District Court, Southern District of New York based upon the Company’s refusal to convert June 2018 notes. MEF seeks monetary relief of $2.1 million and seeks to appoint themselves as receiver of the Company. As of August 31, 2019 the Company had convertible notes outstanding to MEF at approximately $0.7 million face value consisting of approximately $0.5 million and $0.2 million for the June 2018 and December 2018 notes respectively. In November 2019 the Company filed a motion in response to the receiver request. A hearing on the receiver matter was conducted on November 20, 2019 and the Company is awaiting a response from the court on the hearing as of the date of this filing.

Lyons Capital, LLC Litigation

On June 21, 2018, ShiftPixy was served with a summons and complaint in connection with a claim by Lyons Capital, LLC, arising out of a contract wherein ShiftPixy, Inc., agreed to pay Lyons Capital, LLC, a total of 210,000 shares of the company’s common stock in exchange for introductions to brokers, research coverage, funds, investment banking firms, and market makers as well as board representation and business opportunities and for promotion of the company at Lyons Capital, LLC’s annual conference. This lawsuit was settled during fiscal 2019 for an immaterial amount which was included in general and administrative expenses on the statement of operations.

Kadima Ventures

The Company is in dispute with its software developer, Kadima Ventures, over incomplete but paid for software development work. In May 2016, the Company entered into a contract with Kadima Ventures for the development and deployment of user features that were proposed by Kadima for an original build cost of $8.5 million to complete. As of the date of this filing, the Company has spent approximately $11 million but has not received the majority of certain software modules. In addition to the non-delivery of the paid for user features, Kadima Ventures asserts that it is owed additional funds to turn over the work completed. The Company initiated litigation to force the delivery of the software modules paid for through fiscal 2019 and exit the development engagement. In April 2019, Kadima filed a complaint against ShiftPixy in the County of Maricopa, AZ alleging breach of contract, promissory estoppel and unjust enrichment and has demands for an additional $10 million prior to releasing the remaining features. The parties agreed to a transfer of the matter to an Arizona Commercial Court with the expectation that the matter would be sent to arbitration or mediation. In October 2019, Kadima provided the software code to a third party for technical evaluation of the software in question. The Company expects to enter into mediation once the technical evaluation is completed later in fiscal 2020. An answer to the Complaint is due January 31, 2020.

Splond Litigation

On April 8, 2019, claimant, Corey Splond, filed a class action lawsuit, naming ShiftPixy, Inc. and its client as defendants, claiming that he was scheduled to work for more than 8 hours during 24‑hour periods without being paid overtime, to which he was entitled. In addition, claimant is seeking waiting time penalties for the delay in payment. This lawsuit is in the initial stages; the financial impact to the Company, if any, cannot be estimated. No liability has been recorded for this matter at this time. In the event of an unfavorable outcome the Company’s client is contractually obligated to indemnify the Company for misreported hours and portions of the claim would be covered under the Company’s employment practices liability insurance.